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                                  EXHIBIT 10.25

                               SECOND AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

         This Second Amendment to Service and Support Agreement (the "Second Amendment") effective as of January 1, 2000 is by and between Coast Dental Services, Inc., a Delaware corporation ("CDS") and Coast Dental of Georgia, P.C. f/k/a Coast Dental Southeast, P.A., a Georgia professional service corporation (the "Dental Practice Entity").

                                 R E C I T A L S

         WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of April 1, 1998, amended on February 1, 1999 (the "Services and Support Agreement");

         WHEREAS, the Dental Practice Entity has developed a new professional compensation plan (the "Plan");

         WHEREAS, the Plan is designed to provide incentive based compensation to the dental professionals by aligning compensation with individual performance;

         WHEREAS, CDS believes the Plan developed by the Dental Practice Entity should be beneficial to CDS and CDS wants to provide the Dental Practice Entity the ability to properly implement the Plan;

         WHEREAS, CDS and the Dental Practice Entity are now desirous of modifying the Services and Support Agreement in accordance with the terms of the Fourth Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

         1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of the Fourth Amendment.

         2. Service and Support Fee. Exhibit "A" to the Services and Support Agreement is hereby amended to change the S & S Fee percentage to Sixty-Seven percent (67%).

         3. Other Provisions. All of the term and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by the Fourth Amendment.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.


                                        "DENTAL PRACTICE ENTITY"

                                        COAST DENTAL OF GEORGIA, P.C. f/k/a
                                        COAST DENTAL SOUTHEAST, P.A.

                                        /s/ Adam Diasti, D.D.S.
                                        -------------------------------------
                                        Adam Diasti, D.D.S., President


                                       "CDS"

                                        COAST DENTAL SERVICES, INC.

                                        /s/ Terek Diasti
                                        -------------------------------------
                                        Terek Diasti, Chief Executive Officer